UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)
November 12, 2021

Diversicare Healthcare Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-12996	62-1559667
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1621 Galleria Boulevard, Brentwood, TN 37027
(Address of Principal Executive Offices) (Zip Code)

(615) 771-7575
(Registrant's telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	DVCR	OTCQX

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01 Other Events
On August 27, 2021, Diversicare Healthcare Services, Inc., a Delaware corporation (the “Company”), announced the execution of an Agreement and Plan of Merger (as it may be amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), dated as of August 26, 2021, with DAC Acquisition LLC, a Delaware limited liability company (“Parent”), and DVCR Acquisition Corporation, a Delaware corporation, pursuant to which Merger Sub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of Parent (the “Merger”).
In connection with the Merger, on October 20, 2021, the Company filed a definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the U.S. Securities and Exchange Commission (the “SEC”). The Proxy Statement relates to the special meeting of stockholders of the Company to be held on November 18, 2021, to consider matters and transactions relating to the Merger.
Since the filing of the Proxy Statement, several purported stockholders of the Company sent demand letters (the “Demand Letters”) requesting that the Company provide additional disclosures in a supplement to the Proxy Statement. The Company believes that the allegations in the Demand Letter are meritless and no additional disclosure is required in the Proxy Statement. However, in order to avoid nuisance, cost and distraction, and to preclude any efforts to delay the closing of the Merger, the Company hereby voluntarily amends and supplements the Proxy Statement with the supplemental disclosures (the “Supplemental Disclosures”) set forth below in this Current Report on Form 8-K (this “Report”). The Company and its board of directors deny any liability or wrongdoing in connection with the Proxy Statement, and nothing in this Report should be construed as an admission of the legal necessity or materiality under applicable laws of any of the Supplemental Disclosures.
SUPPLEMENTAL DISCLOSURES TO PROXY STATEMENT
The Supplemental Disclosures should be read in conjunction with the Proxy Statement, which should be read in its entirety and is available free of charge on the SEC’s website at http://www.sec.gov. Page number references below are to page numbers in the Proxy Statement, and capitalized terms used but not defined herein have the meanings set forth in the Proxy Statement. To the extent the information in the Supplemental Disclosures differs from or conflicts with the information contained in the Proxy Statement, the information set forth in the Supplemental Disclosures shall be deemed to supersede the respective information in the Proxy Statement. Underlined text shows text being added to a referenced disclosure in the Proxy Statement.
The disclosure in the last paragraph on page 5 of the Proxy Statement under the heading “Go-Shop; Board Recommendation Change” is hereby supplemented by adding a new second sentence to the paragraph as follows:
Upon expiration of the go-shop period, of the 63 prospective buyers contacted by BCA, 13 parties entered into confidentiality agreements with the Company and were provided access to certain non-public information relating to the Company. The confidentiality agreements included, among other things, confidentiality provisions, non-solicitation provisions and a customary standstill on the party’s ability to acquire any of the Company’s common stock, but the confidentiality agreements did not include “don’t ask, don’t waive” (“DADW”) provisions.
The disclosure in the seventh paragraph on page 25 of the Proxy Statement under the heading “Background of the Merger” is hereby supplemented by amending and restating the paragraph as follows:
On April 30, 2021, the Company executed a confidentiality agreement with Party A, and on May 18, 2021, the Company began providing information that Party A requested through an online data room. The confidentiality agreement included, among other things, confidentiality provisions, non-solicitation provisions and a customary standstill on the party’s ability to acquire any of the Company’s common stock, but the confidentiality agreement did not include DADW provisions.
The disclosure in the paragraph on page 29 of the Proxy Statement immediately preceding the heading “Recommendation of the Board; Reasons for the Merger” is hereby supplemented by adding a new fifth sentence to the paragraph as follows:
Following the execution of the merger agreement, and pursuant to the go-shop provision set forth in the merger agreement, BCA, acting on behalf of the Company, commenced the go-shop process by soliciting alternative acquisition proposals. The go-shop period expired at 11:59 p.m. (Eastern Standard Time) on September 30, 2021. During the go-shop period, BCA contacted 63 prospective buyers that the Company and BCA believed could have an interest in reviewing the opportunity and had the financial ability to pursue a potential strategic transaction with the Company. Of the 63 prospective buyers contacted, 13 parties entered into confidentiality agreements with the Company and were provided access to certain non-public information relating to the Company. The confidentiality agreements included, among other things, confidentiality provisions, non-solicitation provisions and a customary standstill on the party’s ability to acquire any of the Company’s common stock, but the confidentiality agreements did not include DADW provisions.

The disclosure under “Premia Analysis” on page 35 of the Proxy Statement is hereby supplemented by amending the first sentence in the first paragraph as follows:
Premia Analysis. BCA reviewed and analyzed, using publicly available information, the acquisition premia for 138 acquisition transactions announced from July 1, 2018 to July 31, 2021. BCA sampled transactions with targets that were public companies based in the United States, acquirers that were based in the United States, and where the disclosed enterprise values for the transactions were between $25 million and $200 million.
The disclosure under “Illustrative Discounted Cash Flow Analysis” on page 36 of the Proxy Statement is hereby supplemented by amending and restating the first paragraph as follows:
Illustrative Discounted Cash Flow Analysis. Using the Company forecasts provided by management for the remainder of 2021 through 2030, BCA performed an illustrative discounted cash flow analysis on the Company by calculating the estimated net present value of the projected unlevered free cash flow (calculated as earnings before interest and taxes, less taxes, plus depreciation and amortization, plus non-cash lease expense reconciliation, less professional liability cash reconciliation, plus stock compensation expense, plus WOTC tax credits, less settlement payments, less capital expenditures, and less the amount of any increase or plus the amount of any decrease in net working capital). Taking into account its experience and professional judgement, BCA used discount rates ranging from 7.5% to 8.5%, reflecting estimates of the Company’s weighted average cost of capital (referred to as “WACC”) to discount to present value as of June 30, 2021 (i) estimates of unlevered free cash flow for the Company for the second half of 2021 through 2030 as derived from the Company’s forecasts and (ii) a range of illustrative terminal values for the Company from $105.2 million to $126.2 million as of 2030, which were calculated by applying a Company perpetuity growth rate of 2.5% (approximate 10-year compounded annual growth rate of the future unlevered free cash flows of the Company through 2030). The terminal value calculation implied exit terminal year multiples ranging from 6.3x to 7.6x to a terminal year estimate of EBITDA of the Company, as derived from the Company forecasts. BCA derived the WACC range by application of the Capital Asset Pricing Model, which requires certain company-specific inputs, including the Company’s target capital structure weightings, the cost of long-term debt and future applicable marginal cash tax rate and a beta for the Company, as well as certain financial metrics for the United States financial markets generally. The number of fully diluted shares of the Company stock used in calculating the range of equity values per share was 6.7 million, which was based on management projections.
The disclosure under “Selected Transaction Analysis” on page 36 of the Proxy Statement is hereby supplemented by amending and restating the table as follows:

Date Announced/ Date Closed	Adjusted Enterprise Value[1] (in thousands)	Target	Acquiror	AEV / Beds	AEV / Revenue	AEV / EBITDAR	EV / EBITDA
August 2021 /TBD	$403.0	Diversicare	DAC Acquisition	52,702	0.8x	5.2x	4.7x
December 2017/ July 2018	$6,011.6	Kindred Healthcare	Humana	nm	1.0x	8.6x	9.0x
February 2014/ July 2014	$6,660.5	Emeritus Corporation	Brookdale Senior Living	148,216	3.3x	12.7x	14.9x
February 2013/ July 2013	$ 545.8	Assisted Living Concepts	TPG Capital	58,361	2.4x	14.1x	16.8x
June 2012/ December 2012	$ 1,456.0	Sun Healthcare	Genesis Healthcare	68,281	0.8x	6.6x	3.5x
July 2007/ December 2007	$ 6,241.9	ManorCare Inc.	The Carlyle Group	144,110	1.6x	13.4x	13.2x
January 2007/ July 2007	$ 1,869.0	Genesis Healthcare	Formation Capital and JER Partners	69,986	1.0x	9.9x	10.1x

1. Adjusted enterprise value is calculated as equity value less cash & cash equivalents plus debt plus estimated operating lease liability.
The disclosure on page 44 of the Proxy Statement under the heading “New Management Arrangements” is hereby supplemented by amending and restating the paragraph as follows:
As of the date of the merger agreement and the date of this proxy statement, none of the Company, Parent or the merger subsidiary has had any discussions regarding the terms of or has entered into any employment agreements with the Company’s executive officers in connection with the merger or with any of the Company’s directors with respect to directorships following the Merger. Following the date of this proxy statement, however, certain executive officers of the Company may have discussions, or may enter into agreements with, Parent or the merger subsidiary or their respective affiliates regarding employment with, or the right to purchase or participate in the equity of, the surviving corporation or one or more of its affiliates.
Additional Information and Where to Find It
This communication relates to the proposed Merger involving the Company and may be deemed to be solicitation material in respect of the proposed Merger. In connection with the proposed Merger, the Company has filed relevant materials with the SEC, including the Proxy Statement. Promptly after filing of the Proxy Statement with the SEC, the Company mailed the Proxy Statement and a proxy card to each Company stockholder entitled to vote at the special meeting relating to the proposed Merger. This communication is not a substitute for the Proxy Statement or for any other document that the Company may file with the SEC or send to the Company’s stockholders in connection with the proposed Merger. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED MERGER AND RELATED MATTERS. The proposed Merger will be submitted to the Company’s stockholders for their consideration. The Proxy Statement was mailed on or about October 20, 2021 to the Company’s stockholders of record as of the close of business on October 5, 2021. Investors and security holders are able to obtain free copies of the Proxy Statement and other documents filed by the Company with the SEC through the website maintained by the SEC at www.sec.gov. Copies of the documents filed by the Company with the SEC will also be available free of charge on the Company’s website at www.DVCR.com or by contacting the Company at Diversicare Healthcare Services, Inc., 1621 Galleria Boulevard, Brentwood, Tennessee 37027, Attention: Investor Relations.
Participants in the Solicitation
The Company and its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the proposed Merger under the rules of the SEC. Information about the directors and executive officers of the Company and their ownership of shares of the Company Common Stock is set forth in the proxy statement for the Company’s 2021 annual meeting of shareholders, as filed with the SEC on Schedule 14A on May 13, 2021. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests in the Merger, by security holdings or otherwise, was also included in the Proxy Statement and other relevant materials filed or to be filed with the SEC. You may obtain free copies of these documents as described above.
Forward Looking Statements
This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company generally identifies forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. These statements are only predictions. The Company has based these forward-looking statements largely on its then-current expectations and projections about future events and financial trends as well as the beliefs and assumptions of management. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond the Company’s control. The Company’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: (i) risks associated with the Company’s ability to obtain the stockholder approval or regulatory approval required to consummate the proposed Merger and the timing of the closing of the proposed Merger, including the risks that a condition to closing would not be satisfied within the expected timeframe or at all or that the closing of the proposed Merger will not occur; (ii) the risk that stockholder litigation in connection with the proposed transaction may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement; (iv) unanticipated difficulties or expenditures relating to the proposed Merger, the response of business partners and competitors to the announcement of the proposed Merger, and/or potential difficulties in employee retention as a result of the announcement and pendency of the proposed Merger; (v) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the transaction; (vi) the response of Company stockholders to the Merger Agreement; and (vi) those risks detailed in the Company’s most recent Annual Report on Form 10-K and subsequent reports filed with the SEC, as well as other documents that may be filed by the Company from time to time with the SEC. Accordingly, you should not rely upon forward-looking statements as predictions of future events. The Company cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those projected in the forward-looking statements. The forward-looking statements made in this communication relate only to events as of the date on which the statements are made. Except as required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Diversicare Healthcare Services, Inc.

By: /s/ Kerry D. Massey
Kerry D. Massey
Chief Financial Officer

Date: November 12, 2021